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[NEW YORK LIFE LOGO]            APPLICATION FOR
                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                   ANNUITY COMMENCEMENT AT AGE 85 OR 10 YEARS
          TO NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC)
                            (A DELAWARE CORPORATION)

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
51 Madison Avenue, New York, NY  10010                                                                         Please Print or type
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1.  WHO WILL BE THE OWNER OF THIS CONTRACT?
Name (First, M.I., Last)                      | Date of Birth       |     Male    Female      |  Social Security No. or Tax ID No.
                                              |Month | Day | Year   |                         |
                                              |      |     |        |     [ ]      [ ]        |
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Mailing Address-Street                         City                  State                     Zip Code


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Tel. No. (day)          Tel. No. (evening)    |Citizenship                                    |Relationship to Annuitant
                                              |                                               |
(    )                  (    )                |[ ] U.S.  Other                                |
                                              |               ------------------------------- |
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Joint Owner Name    |Relationship to Owner    |Date of Birth        |     Male    Female      |  Social Security No. or Tax ID No.
(First, M.I., Last) |                         |Month | Day | Year   |                         |
                    |                         |      |     |        |     [ ]      [ ]        |
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2.  WHO WILL BE THE ANNUITANT? IF SAME AS OWNER, CHECK HERE [].  (IF OTHER THAN OWNER, COMPLETE THIS SECTION.)
Name (First, M.I., Last)                      | Date of Birth       |     Male    Female      |  Social Security No. or Tax ID No.
                                              |Month | Day | Year   |                         |
                                              |      |     |        |     [ ]      [ ]        |
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Mailing Address-Street                         City                  State                     Zip Code


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Tel. No. (day)          Tel. No. (evening)    |Citizenship
                                              |
(    )                  (    )                |[ ] U.S.  Other
                                              |               -------------------------------
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3.  WHAT IS THE PREMIUM AMOUNT? (ATTACH CHECK PAYABLE TO NYLIAC, IF APPLICABLE.)
    Premium Amount $
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4.  WHO WILL BE THE PRIMARY BENEFICIARY(IES) OF THIS CONTRACT?  NOTE: Complete Question 7 to name a Contingent Beneficiary.
Name                                                 |  Relationship to Owner                         | Percentage
                                                     |                                                |
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Name                                                 |  Relationship to Owner                         | Percentage
                                                     |                                                |
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5.  WHAT IS THE PLAN TYPE? (COMPLETE ONE PLAN.)
[ ] NON-           |  Is this a 1035 Exchange?    [] Yes  [] No                 | If yes, what is the Cost Basis?
    QUALIFIED      |  (if yes, submit Form 18263)                               | $
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[ ] IRA            | Current Year Contribution        Prior Year Contribution   | Transfer Amount      |       Rollover Amount
[ ] SEP IRA        | $              Year              $              Year       |                      |
                   |                    -----                            -----  | $                    |       $
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[ ] ROTH IRA       | Current Year Contribution        Prior Year Contribution   | Transfer Amount
                   | $              Year              $              Year       |
                   |                    -----                            -----  | $
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[ ] Inherited      | Transfer Amount
    IRA            | $
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[ ] 403(b) (TSA)   | Transfer Amount
                   | $
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NOTE: If this is an IRA/Roth IRA/SEP transfer/rollover or 403(b) TSA transfer, submit Qualified Transfer/Direct Rollover Form.
      If this is an Inherited IRA transfer, submit Inherited IRA Information/Transfer Form.
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6.  IS THIS A REPLACEMENT OF A LIFE INSURANCE OR ANNUITY POLICY? (IF YES, COMPLETE THIS SECTION.)
Company Name                                  | Policy Number(s)                      | Estimated Contract Value(s)
                                              |                                       |
                                              |                                       | $
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7.  ARE THERE ADDITIONAL DETAILS?


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8.  FRAUD AND DISCLOSURE STATEMENTS

FOR APPLICANTS OF ARIZONA: On written request, you will be provided within a reasonable time factual information regarding the benefits and provisions of your policy.  Within 10 days after delivery, you can return your policy to the Corporation or to the
Registered Representative through whom it was purchased, with a written request for a full refund of premium.  Upon receipt of this request, the policy will be void, and a full premium refund will be made.

FOR APPLICANTS OF ARKANSAS, DISTRICT OF COLUMBIA, KENTUCKY, NEW MEXICO AND OHIO: Any person who knowingly and with intent to defraud any insurance company or other persons, submits an application containing any materially false information, or conceals any fact material thereto, commits a fraudulent insurance act, which is a crime, subject to criminal prosecution and civil penalties.
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FOR APPLICANTS OF COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of
Regulatory Agencies.

FOR APPLICANTS OF FLORIDA: Any person who knowingly and with intent to injure, defraud or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

FOR APPLICANTS OF LOUISIANA: Any person who knowingly and with intent to defraud any insurance company or other persons, submits an application containing any materially false information, or conceals any fact, material thereto, commits a fraudulent insurance act, which is a crime, subject to criminal and civil penalties.

FOR APPLICANTS OF MAINE AND TENNESSEE: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefit.

FOR APPLICANTS OF PENNSYLVANIA: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance of statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime, and subjects such person to criminal and civil penalties.

ALL APPLICANTS: Do you have any existing life insurance or annuity contracts?
[ ] Yes [ ] No

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9.  SIGNATURES

I/WE AGREE THAT: (1) All of the statements in this application are true to the best of the knowledge and belief of those who made and recorded them. (2) This contract will not become effective unless it is delivered to the Owner while the Annuitant is living. (3) Unless otherwise indicated below, the Owner of this contract is the Applicant. (4) Under penalties of perjury, the Taxpayer Identification Number(s) provided on this application are certified to be correct. (5) No Registered Representative is authorized to accept risks, make or change this application or any contract issued by the Company, or give up any of the Owner's rights or requirements. BENEFITS BASED ON THE PERFORMANCE OF THE SEPARATE ACCOUNTS ARE VARIABLE AND ARE NOT GUARANTEED AS TO THE DOLLAR AMOUNT.

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
Signed at (City/State)                                                  Dated On
                      -------------------------------------------------         -----------------------------------------------
Owner >                                                                 Joint Owner >
       ----------------------------------------------------------------              ------------------------------------------
Annuitant (if other than Owner)>                                        Applicant (if other than Owner) >
                                ---------------------------------------                                  ----------------------
Agent's/Registered Rep.'s Signature >                                   Registered Rep.'s Printed Name
                                      ---------------------------------                               -------------------------

Registered Rep.'s                       Registered Rep.'s
Tel. No. (    )                         Code No.                                State/License No.
               -----------------------          -------------------------------                  ------------------------------
General Office Name/No.                        Lic. Resident Agent Countersignature >
                       -----------------------                                       ------------------------------------------
AGENT'S/REGISTERED REPRESENTATIVE'S RESPONSE REQUIRED.
Is this a replacement of a life insurance or annuity policy?  [ ] Yes  [ ] No
If yes, please provide details and submit required replacement forms.
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